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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2005


                                 --------------

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                               76-0545043
(STATE OR OTHER JURISDICTION                                  (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                                     1-13725
                            (COMMISSION FILE NUMBER)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                85018
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.02(d) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS

On March 14, 2005, Mr. David J. Iannini joined the Company as its new Senior Vice President and Chief Financial Officer. On March 11, 2005, Mr. John S. Hodgson transitioned from his role as Senior Vice President and Chief Financial Officer to a consultant role with the Company. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION
--------------------------------------

99.1 Press release dated March 17, 2005 issued by iLinc Communications, Inc. Filed herewith.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iLINC COMMUNICATIONS, INC.


                                       By: /s/ James M. Powers
                                           -------------------------------------
                                           President and Chief Executive Officer

Date: March 17, 2005


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION OF EXHIBITS
------   -----------------------

99.1 Copy of press release issued by iLinc Communications, Inc. on March 17, 2005.